                               JANUS ASPEN SERIES
                         CAPITAL APPRECIATION PORTFOLIO

                                   Prospectus

                                  MAY 1, 1998
                       AS SUPPLEMENTED SEPTEMBER 15, 1998

Capital Appreciation Portfolio (the "Portfolio") is a nondiversified mutual fund that seeks long-term growth of capital. The Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of the Portfolio (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to the Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolio. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS         MAY 1, 1998

                                    CONTENTS

THE PORTFOLIO AT A GLANCE
Brief description of the Portfolio..........................    2
EXPENSE INFORMATION
The Portfolio's annual operating expenses...................    3
Financial Highlights -- a summary of financial data.........    4
PERFORMANCE TERMS
An explanation of performance terms.........................    6
THE PORTFOLIO IN DETAIL
Investment Objectives and Policies..........................    7
General Portfolio Policies..................................    8
Additional Risk Factors.....................................    9
MANAGEMENT OF THE PORTFOLIO
Investment Adviser and Investment Personnel.................   12
Personal Investing..........................................   12
Management Expenses and Expense Limits......................   12
Portfolio Transactions......................................   12
Other Service Providers.....................................   13
Other Information...........................................   13
DISTRIBUTIONS AND TAXES
Distributions...............................................   15
Taxes.......................................................   15
SHAREHOLDER'S GUIDE
Purchases...................................................   16
Redemptions.................................................   16
Shareholder Communications..................................   16
APPENDIX A
Glossary of Investment Terms................................   17

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998    1

                             PORTFOLIO AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolio and its investment emphasis. A more detailed discussion of the Portfolio's investment objectives and policies begins on page 7.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.

PRIMARY HOLDINGS
The Portfolio is a nondiversified mutual fund that pursues its investment objective by investing primarily in common stocks of issuers of any size.

SHAREHOLDER'S INVESTMENT HORIZON
The Portfolio is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with investments in foreign and domestic common stocks. The Portfolio is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER
Janus Capital Corporation ("Janus Capital") serves as the Portfolio's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

PORTFOLIO MANAGER
Scott W. Schoelzel

PORTFOLIO INCEPTION
May 1997

2   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998

                              EXPENSE INFORMATION

The following table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee waivers and reductions)(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------------------------------
MANAGEMENT FEE                                                0.23%
OTHER EXPENSES                                                1.03%
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TOTAL OPERATING EXPENSES                                      1.26%
------------------------------------------------------------------------------------

(1) Management fee for Capital Appreciation Portfolio reflects a reduced fee schedule effective July 1, 1997. The management fee for the Portfolio reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997 and are based on annualized expenses incurred during the initial fiscal period. The information for the Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for Capital Appreciation Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses (there is also an expense limit on the Portfolio). Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been: 1.14%, 1.05%, and 2.19%, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE

----------------------------------------------------------------------------------------------------------------
                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------
Assume you invest $1,000, the Shares of the Portfolio return
5% annually and the Portfolio's expense ratio remains as
listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Shares
of the Portfolio.                                              $13          $40          $69          $152
 ---------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

The information below is for the Portfolio's initial fiscal period ending on December 31st 1997. The accounting firm of Price Waterhouse LLP has audited the Portfolio's financial statements since its inception. Their report is included in the Portfolio's Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

                                                                CAPITAL
                                                              APPRECIATION
                                                               PORTFOLIO
                    INSTITUTIONAL SHARES                        1997(1)
------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00
------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                           .05
 3. Net gains or losses on securities (both realized and
    unrealized)                                                    2.61
------------------------------------------------------------------------------
 4. Total from investment operations                               2.66
------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                        (.04)
 6. Dividends (in excess of net investment income)                   --
 7. Tax return of capital distributions                              --
 8. Distributions (from capital gains)                               --
------------------------------------------------------------------------------
 9. Total distributions                                           (.04)
------------------------------------------------------------------------------
10. NET ASSET VALUE, END OF PERIOD                               $12.62
------------------------------------------------------------------------------
11. Total return*                                                26.60%
------------------------------------------------------------------------------
12. Net assets, end of period (in thousands)                     $6,833
13. Average net assets for the period (in thousands)             $2,632
14. Ratio of gross expenses to average net assets**               1.26%(2)
15. Ratio of net expenses to average net assets**                 1.25%
16. Ratio of net investment income to average net assets**        1.43%
17. Portfolio turnover rate**                                      101%
18. Average commission rate                                     $0.0375
------------------------------------------------------------------------------

*  Total return not annualized for periods of less than one year.
** Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) to December 31, 1997.
(2) The ratio was 2.19% for Capital Appreciation Portfolio before waiver of certain fees and voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.

4   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolio's Annual Report contains additional information about the Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of the Portfolio. It is computed by adding the value of all of the Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between NET ASSET VALUE, BEGINNING OF PERIOD, and NET ASSET VALUE, END OF PERIOD in the Financial Highlights table represents the change in value of the Share of the Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Portfolio paid from net investment income.

NET GAINS OR LOSSES ON SECURITIES is the per share increase or decrease in value of the securities the Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Portfolio's securities.

AVERAGE COMMISSION RATE is the total of the Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998    5

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of the Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Capital Appreciation Portfolio generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Portfolio's return and are not the same as actual annual results.

THE PORTFOLIO IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. THE PORTFOLIO'S TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING THE PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

6   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998

                            THE PORTFOLIO IN DETAIL

This section takes a closer look at the Portfolio's investment objectives, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before investing in the Portfolio.

The Portfolio's investment objective and policies are similar to those of Janus Olympus Fund, a retail fund managed by Janus Capital. Although it is anticipated that the Portfolio and Janus Olympus Fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of the Portfolio and Janus Olympus Fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Portfolio's investment objective, are not fundamental and may be changed by the Portfolio's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

CAPITAL APPRECIATION PORTFOLIO IS DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

INVESTMENT OBJECTIVE
The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

TYPES OF INVESTMENTS
Capital Appreciation Portfolio invests primarily in common stocks of foreign and domestic companies. However, the percentage of the Portfolio's assets invested in common stocks will vary and the Portfolio may at times, hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 8. The Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolio purchases may be on a when-issued, delayed delivery or forward commitment basis. The Portfolio may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. The Portfolio will not invest more than 35% of its assets in high-yield/high-risk securities.

Capital Appreciation Portfolio may also invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). The Portfolio may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 9 for a discussion of the risks associated with foreign investing and derivatives.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE PORTFOLIO.

Q: HOW ARE COMMON STOCKS SELECTED?
A: The Portfolio invests substantially all of its assets in common stocks to the extent the portfolio manager believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the portfolio. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objectives.

Q: ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?
A: Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998    7
areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 9.

Q: WHAT IS THE MAIN RISK OF INVESTING IN THE PORTFOLIO?
A: Since the Portfolio invests in common stocks, the fundamental risk is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 9.

Q: WHAT IS MEANT BY "MARKET CAPITALIZATION"?
A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Portfolio does not emphasize companies of any particular size, a Portfolio with a larger asset base is more likely to invest in larger, more-established issuers.

Q: HOW DOES A DIVERSIFIED PORTFOLIO DIFFER FROM A NONDIVERSIFIED PORTFOLIO?
A: Diversification is a means of reducing risk by investing a portfolio's assets in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Capital Appreciation is a nondiversified portfolio.

Q: HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?
A: The Portfolio may use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolio may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 9. In addition, to the extent that the Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.

GENERAL PORTFOLIO POLICIES
In investing its assets, the Portfolio will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When the Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. A larger hedged position and/or larger cash position may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolio may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolio may also invest in money market funds (including funds managed by Janus Capital). When the Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. Capital Appreciation Portfolio is a nondiversified fund under the 1940 Act and is subject to the following requirements:

- As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy with respect to 50% of its total assets, the Portfolio will not purchase the security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Portfolio's holding of that issuer to amount to more than 5% of the Portfolio's total assets.

- The Portfolio will invest no more than 25% of its assets in a single issuer (other than U.S. government securities).

- The Portfolio reserves the right to become a diversified company by limiting the investments in which more than 5% of its total assets are invested.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, the Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information

8   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998
may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, the Portfolio will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
The Portfolio may borrow money and lend securities or other assets, as follows:

- The Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order from the SEC, the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS
FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country. The Portfolio may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS    MAY 1, 1998    9

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase its income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolio's manager believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When the Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (SUCH AS STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may

10   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998
not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

SHORT SALES
The Portfolio may engage in "short sales against the box." This technique involves selling either a security that the Portfolio owns, or a security equivalent in kind and amount that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998    11

                          MANAGEMENT OF THE PORTFOLIO

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolio to the officers of the Trust and meet at least quarterly to review the Portfolio's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGER
SCOTT W. SCHOELZEL is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception. He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager at Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES AND EXPENSE LIMITS
The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate):

                   AVERAGE DAILY
                     NET ASSETS       ANNUAL RATE    EXPENSE LIMIT
  FEE SCHEDULE      OF PORTFOLIO     PERCENTAGE(%)   PERCENTAGE(%)
 -----------------------------------------------------------------
 Capital         First $300 Million      0.75         1.25(1)
 Appreciation    Next $200 Million       0.70
 Portfolio       Over $500 Million       0.65
 -----------------------------------------------------------------

 (1) Janus Capital has agreed to reduce Capital Appreciation Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the corresponding Janus retail fund. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Olympus Fund was .70% for the quarter ended March 31, 1998. Janus Capital has agreed to limit the expenses of Capital Appreciation Portfolio to 1.25% of average net assets through at least May 1, 1999.

Differences in the actual management fee incurred by the Portfolio is due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for the Portfolio was effective July 1, 1997.

During the most recent fiscal year the Portfolio paid a management fee of .74% of average net assets.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best

12   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998
price and execution for the Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolio or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolio's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolio with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, one of which is offered by this Prospectus.

The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
The Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners arising out of the fact that it offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts to determine what action, if any, should be taken in response to such conflicts. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in the Portfolio or substitute shares of another portfolio of the Trust. If this occurs, the Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Portfolio to any separate account or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998    13

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Portfolio's investment objective by investing all of the Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolio with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of the Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per Share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

14   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIO, THE INTERNAL REVENUE CODE REQUIRES THE PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF THE PORTFOLIO MAKES SEMI-ANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM SHARES OF THE PORTFOLIO WILL AUTOMATICALLY BE REINVESTED INTO ADDITIONAL SHARES OF THE PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of the Portfolio declared a dividend in the amount of $0.25 per share. If the price of the Portfolio's Shares was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment income.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998    15

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of the Portfolio.

All investments in the Portfolio are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio.

The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

16   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998    17

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the under-lying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another

18   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998
instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO PROSPECTUS   MAY 1, 1998    19